Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
STOCKHOLDERS’ EQUITY
STOCKHOLDERS’ EQUITY
Preferred Stock
We have 50.0 million authorized shares of $.01 par value preferred stock and no preferred shares issued and outstanding as of December 31, 2012 and 2011. The Board of Directors is authorized, without further action by the stockholders, to issue any or all of the preferred stock.
Common Stock
Holders of our $.01 par value common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. Subject to the rights of any holders of preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the Board of Directors. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in the distribution of all assets remaining after payment of liabilities, subject to the rights of any holders of preferred stock. The declaration and payment of future dividends on our common stock, if any, will be at the sole discretion of the Board of Directors and is subject to restrictions as contained in the amended and restated credit facility (see Note 11). There were no dividends declared or paid during the years ended December 31, 2012, 2011 and 2010.
On November 20, 2009, we completed the acquisition of SunEdison by paying a portion of the consideration in 3.8 million shares of MEMC common stock with an acquisition date fair value of $45.8 million and providing contingent consideration. The value of the shares was based upon the closing price of MEMC’s common stock at the date of acquisition, or $12.08. On February 1, 2011, MEMC issued 2.1 million shares of MEMC common stock in connection with the SunEdison contingent consideration payout.
Our Board of Directors has approved a $1.0 billion stock repurchase program. The stock repurchase program allows MEMC to purchase common stock from time to time on the open market or through privately negotiated transactions using available cash. The specific timing and amount of repurchases will vary based on market conditions and other factors and may be modified, extended or terminated by the Board of Directors at any time. No shares were repurchased in 2012, 2011, or 2010 under the stock repurchase program. From inception through December 31, 2012, we have repurchased 9.0 million shares at a total cost of $448.0 million.
Redeemable Noncontrolling Interest

On June 27, 2012, we issued redeemable common stock in certain consolidated subsidiaries to a non affiliated third party representing a 15% noncontrolling interest in those consolidated subsidiaries. We received cash proceeds of $11.4 million in 2012 as consideration for the redeemable stock issuance, which was initially measured and reported net of stock issuance costs of $1.4 million in the temporary equity section on the consolidated balance sheet as Redeemable Noncontrolling Interest. Under the terms of the arrangement, the noncontrolling interest holder has an option to make additional investments up to an aggregate of approximately $55 million. The noncontrolling interest holder also has a contingent right to require us to repurchase the holder's 15% interest at a redemption price that does not represent fair value. The noncontrolling interest becomes redeemable at the earlier of (i) April 15, 2019 or (ii) the occurrence of certain contingent events, including those that are not solely within the control of the company. Accordingly, we have adjusted the redeemable noncontrolling interest to its expected redemption value, resulting in a $1.6 million reduction to retained earnings as of December 31, 2012.
Stock-Based Compensation
We have equity incentive plans that provide for the award of non-qualified stock options, restricted stock, performance shares, and restricted stock units to employees, non-employee directors and consultants. We issue new shares to satisfy stock option exercises. As of December 31, 2012, there were 5.1 million shares authorized for future grant under these plans. Options to employees are generally granted upon hire and annually or semi-annually, usually with four-year ratable vesting, although certain grants have three, four or five-year cliff vesting. No option has a term of more than 10 years. The exercise price of stock options granted has historically equaled the market price on the date of the grant.
The following table presents information regarding outstanding stock options as of December 31, 2012 and changes during the year then ended with regard to stock options:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Contractual Life
Beginning of year	17,066,401	$19.21
Granted *	16,119,890	2.82
Exercised	—	—
Forfeited	(6,090,871)	11.59
Expired	(5,684,301)	30.20
End of year	21,411,119	$6.12	$7.7	8
Options exercisable at year-end	2,940,515	$17.50	$7.5	6

* Included in the 16,119,890 options granted in 2012 is the 9.4 million market based awards issued to select employees, including senior executives, excluding the chief executive officer.

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between our closing stock price on the last trading day of 2012 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2012. This amount changes based on the fair market value of our stock. There were no material amounts of option exercises and related cash receipts or tax benefits realized for 2012, 2011 or 2010.

At our May 25, 2012 annual meeting of stockholders, stockholders approved amendments to our equity incentive plans to permit a one-time stock option exchange program pursuant to which certain employees, excluding directors and executive officers, would be permitted to surrender for cancellation certain outstanding stock options with an exercise price substantially greater than our then current trading price in exchange for fewer stock options at a lower exercise price. The option exchange program commenced on July 17, 2012 and closed on August 17, 2012. The number of new stock options replacing surrendered eligible options was determined by an exchange ratio dependent on the exercise price of the original options and constructed to result in the new option value being approximately equal to the value of surrendered options. The program was designed to cause us to incur minimal incremental stock-based compensation expense in future periods. The option exchange resulted in the cancellation of 6.9 million old options and the issuance of 2.0 million new options with an award date of August 20, 2012 and a new exercise price of $2.77 per share. The cancelled options are reflected in the rollforward above as either forfeited or expired, depending on whether or not the old options were vested or not. New options issued in the exchange will vest over a two or three year period depending on whether the surrendered options were fully or partially vested. The incremental fair value created under the stock option exchange was $0.2 million, and this cost will be recognized on a straight line basis over the two or three year vesting period. The compensation cost of the original awards will continue to be expensed under the original vesting schedule.

During the third quarter 2012, we granted an aggregate of 9.4 million options with a 10-year contractual term to select employees, including senior executives, excluding the chief executive officer. The options will vest in three tranches one year after MEMC stock achieves the following three price hurdles for 30 consecutive calendar days: $7.00, $10.00 and $15.00. If the individual price hurdles are not met within five years of the grant date, the options tied to that individual price hurdle will be cancelled. The grant date fair value of these awards was $11.0 million and this compensation cost will be expensed on a straight line basis over the service period of each separately identified tranche. The grant date fair value was calculated for these awards using a probabilistic approach under a Monte Carlo simulation taking into consideration volatility, interest rates and expected term. Because the vesting of these awards is based on stock price performance (i.e. a market condition), it is classified as an equity award. The market price hurdles were not met during 2012.
Our weighted-average assumptions are as follows:

	2012	2011	2010
Risk-free interest rate	0.8%	1.7%	1.8%
Expected stock price volatility	68.1%	65.7%	67.0%
Expected term until exercise (years)	4	4	4
Expected dividends	—%	—%	—%

The weighted-average grant-date fair value per share of options granted was $1.18, $5.94 and $7.04 for 2012, 2011 and 2010, respectively. As of December 31, 2012, $36.0 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted-average period of 3.4 years.
Restricted stock units represent the right to receive a share of MEMC stock at a designated time in the future, provided the stock unit is vested at the time. Recipients of restricted stock units do not pay any cash consideration for the restricted stock units or the underlying shares, and do not have the right to vote or have any other rights of a stockholder until such time as the underlying shares of stock are distributed. Restricted stock units granted to non-employee directors generally vest over a two-year period from the grant date. Restricted stock units granted to employees usually have three, four or five year cliff vesting, or four-year ratable vesting, and certain grants are subject to performance conditions established at the time of grant.
In conjunction with our purchase of SunEdison on November 20, 2009, we approved a Special Inducement Grant Plan. Pursuant to this plan, SunEdison’s senior management and certain continuing SunEdison employees received an aggregate of 584,372 restricted stock units which cliff vested on the one year anniversary date of the acquisition. Also under this plan, continuing SunEdison employees were granted an additional aggregate of 1,644,529 restricted stock units which will be subject to both future performance and time vesting requirements. The performance requirements of this latter set of grants are tied to the same metrics as the contingent consideration payable to SunEdison unit holders. SunEdison met its performance requirements and the former SunEdison employees had the following vesting schedule: (i) 34% of such earned grants vested on January 31, 2011, (ii) 33% vested on December 31, 2011, and (iii) the remaining 33% vested on December 31, 2012. The expense associated with these RSUs was not considered part of the purchase price of SunEdison because the employees were required to render future service in order to vest in these awards and thus, the compensation expense is recognized over the future vesting periods as the services are rendered. The amount of stock compensation expense for the year ended December 31, 2012, 2011 and 2010 related to the cliff vesting awards was $0.0, $1.6 million and $6.2 million, respectively. The amount of stock compensation expense for the year ended December 31, 2012, 2011 and 2010 related to the performance awards was $2.7 million, $3.2 million and $8.1 million, respectively.
The following table presents information regarding outstanding restricted stock units as of December 31, 2012 and changes during the year then ended:

	Restricted Stock Units	Aggregate Intrinsic Value (in millions)	Weighted-Average Remaining Contractual Life
Beginning of year	4,692,159
Granted	1,469,549
Converted	(680,611)
Forfeited	(1,079,329)
End of year	4,401,768	$13.7	2

At December 31, 2012, there were no restricted stock units which were convertible. As of December 31, 2012, $18.9 million of total unrecognized compensation cost related to restricted stock units is expected to be recognized over a weighted-average period of approximately 2 years. The weighted-average fair value of restricted stock units on the date of grant was $3.06, $11.09 and $14.64 in 2012, 2011 and 2010, respectively.
The amount of stock-based compensation cost capitalized into inventory and fixed assets was not material for the years ended December 31, 2012, 2011 and 2010. Further, the recognition of excess tax benefits from share-based payment arrangements was not material for the years ended December 31, 2012, 2011 and 2010.
Stock-based compensation expense recorded for the years ended December 31, 2012, 2011 and 2010 was allocated as follows:

	2012	2011	2010
In millions
Cost of goods sold	$5.9	$5.9	$5.7
Marketing and administration	21.7	32.5	40.8
Research and development	3.8	5.0	4.7
Stock-based employee compensation	$31.4	$43.4	$51.2